UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Sec. 240.14a-12

                       PERFORMANCE CAPITAL MANAGEMENT, LLC
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


           ----------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)   Title  of  each class of securities to which transaction applies:

               -----------------------------------------------------------------
          2)   Aggregate  number  of  securities  to  which transaction applies:

               -----------------------------------------------------------------
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------
          4)   Proposed  maximum  aggregate  value  of  transaction:

               -----------------------------------------------------------------
          5)   Total  fee  paid:

               -----------------------------------------------------------------


[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount  Previously  Paid:
                                   ----------------------------------------
     2)   Form  Schedule  or  Registration  Statement  No.:
                                                           ----------------
     3)   Filing  Party:
                        ---------------------------------------------------
     4)   Date  Filed:
                      -----------------------------------------------------

                       PERFORMANCE CAPITAL MANAGEMENT, LLC
                        222 South Harbor Blvd., Suite 400
                           Anaheim, California  92805

================================================================================

                    NOTICE OF 2006 ANNUAL MEETING OF MEMBERS
                           TO BE HELD ON JUNE 12, 2006

================================================================================

To our Members:

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Members of Performance Capital Management, LLC, a California limited liability company (the "Company"), will be held on Monday, June 12, 2006, at 10:00 a.m., local time, at the Double Tree Hotel, 100 City Drive, Orange, California 92868. The purposes of the Annual Meeting are:

     1. To elect three Class I directors to serve a two-year term and until each director's successor has been duly elected and qualified;

     2. To ratify the selection of Moore Stephens Wurth Frazer and Torbet, LLP, as independent auditors for Performance Capital Management, LLC for the fiscal year ending December 31, 2006; and

     3. To approve the Third Amendment to the Company's Operating Agreement to permit the Company to repurchase LLC Units from Members who own an aggregate of 99 or fewer LLC Units, upon such terms and conditions as the Board of Directors determines are in the best interest of the Company and its Members;

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Members of record on the books of Performance Capital Management, LLC at the close of business on MONDAY, APRIL 17, 2006, will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

ALL MEMBERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT EVEN IF YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION. MEMBERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY VOTED BY PROXY.

                                           By Order of the Board of Directors,



                                           William D. Constantino
                                           Chief Officer of Legal Affairs


Anaheim, California
April 28, 2006

                               [PCMLLC LETTERHEAD]



April 28, 2006


Dear Member:

     You are cordially invited to attend the 2006 Annual Meeting of Members of Performance Capital Management, LLC, which will be held at the Double Tree Hotel, 100 City Drive, Orange, California 92868, on Monday, June 12, 2006, at 10:00 a.m., local time.

     The Notice of the 2006 Annual Meeting of Members and a Proxy Statement, which describe the formal business to be conducted at the meeting, accompany this letter. Our 2006 Annual Report is also enclosed for your information.

     All Members entitled to vote are invited to attend the Annual Meeting. However, to ensure your representation at the Annual Meeting, you are urged to complete, date, sign and return the enclosed Proxy Card (a postage-prepaid envelope is enclosed for that purpose).

     YOUR LLC UNITS CANNOT BE VOTED UNLESS YOU DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD OR ATTEND THE ANNUAL MEETING IN PERSON. Regardless of the number of LLC Units you own, your careful consideration of, and vote upon, the matters before the Members are important.

     I  look  forward  very  much  to  seeing  you  on  June  12th.


                                        Sincerely,

                                        PERFORMANCE CAPITAL MANAGEMENT, LLC



                                        David J. Caldwell
                                        Chief Operations Officer

                       PERFORMANCE CAPITAL MANAGEMENT, LLC
                        222 SOUTH HARBOR BLVD., SUITE 400
                            ANAHEIM, CALIFORNIA 92805

================================================================================

                                 PROXY STATEMENT

          ANNUAL MEETING OF MEMBERS TO BE HELD ON MONDAY, JUNE 12, 2006

================================================================================

                                     GENERAL
                                     -------

This  Proxy  Statement  is  furnished  to  the  Members  of  Performance Capital
Management, LLC, a California limited liability company (the "Company"), in connection with the solicitation of proxies by the Board of Directors of Performance Capital Management, LLC (also referred to as the "Board"). The proxies are to be voted at the 2006 Annual Meeting of Members of Performance
Capital Management, LLC (the "Annual Meeting") to be held at the Double Tree Hotel, 100 City Drive, Orange, California 92868, at 10:00 a.m., local time, on Monday, June 12, 2006, and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice. The Board is not aware of any other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, LLC Units represented by all duly executed proxies received by the Board will be voted with respect thereto in accordance with the best judgment of the persons designated as the proxies. This Proxy Statement and the accompanying form of Proxy Card have been mailed to Members on or about May 3, 2006.

Our  principal  executive  offices  are located at 222 South Harbor Blvd., Suite
400,  Anaheim,  California,  92805  and  our  telephone  number is 714.502.3736.

We will pay all costs of solicitation, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the Proxy Card and any additional information furnished to Members. If our tracking of responses to our solicitation reveals a risk that we may not obtain sufficient proxies to have a quorum present at the Annual Meeting, we may have either our employees or temporary employees contact Members directly to remind them to execute their proxy cards and return them to us. No additional compensation will be paid to directors, officers or other regular employees for their services in connection with this proxy solicitation.

ANNUAL REPORT

An Annual Report to Members (the "Annual Report"), containing audited consolidated financial statements for the fiscal year ended December 31, 2005, accompanies this Proxy Statement. Members are referred to the Annual Report for financial and other information about the activities of Performance Capital Management, LLC. The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.

UPON WRITTEN REQUEST, WE WILL FURNISH TO YOU, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS FOR COPIES OF THE FORM 10-KSB SHOULD BE DIRECTED TO HARVEY "BUD" WEBB, MEMBER RELATIONS, AT PERFORMANCE CAPITAL MANAGEMENT, LLC'S PRINCIPAL ADDRESS AT 222 SOUTH HARBOR BLVD., SUITE 400, ANAHEIM, CALIFORNIA, 92805. IN THE
ALTERNATIVE,  YOU  MAY  FIND  THE  FORM  10-KSB  ON  THE SECURITIES AND EXCHANGE
COMMISSION'S  WEB-SITE  AT  WWW.SEC.GOV.

RECORD DATE AND VOTING RIGHTS

Only holders of record of our voting LLC Units at the close of business on April 17, 2006 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, we had 563,926 voting LLC Units outstanding. Each LLC Unit is entitled to one vote at the Annual Meeting.

The  following  table  summarizes  the  voting requirements for these proposals:

                  PROPOSAL                                            VOTE REQUIRED
-------------------------------------------------------------------------------------------------------
Proposal  No.  1:  Election  of  three  Class I    For each nominee, the affirmative vote of a majority
directors.                                         of  the  LLC  Units  held  by  Members  present,  in
                                                   person  or  by  proxy,  and  entitled to vote at the
                                                   Annual  Meeting.

-------------------------------------------------------------------------------------------------------
Proposal  No.  2:  Ratification  of  our  Audit    The  affirmative vote of a majority of the LLC Units
Committee's  selection  of Moore Stephens Wurth    held  by  Members  present,  in  person or by proxy,
Frazer   and   Torbet,  LLP  as  the  Company's    and  entitled  to  vote  at  the  Annual  Meeting.
auditors  for  fiscal  year ending December 31,
2006.

-------------------------------------------------------------------------------------------------------
Proposal   No.   3:   Approval   of  the  third    The  affirmative vote of a majority of the LLC Units
amendment   to   our   Operating  Agreement  to    held  by  Members  present,  in  person or by proxy,
permit  the  Company  to  repurchase  LLC Units    and entitled to vote at the Annual Meeting.
from  Members  who  own  an  aggregate of 99 or
fewer   LLC   Units,   upon   such   terms  and
conditions as the Board of Directors determines
are in the best interest of the Company and its
Members.

-------------------------------------------------------------------------------------------------------

QUORUM

Members present in person or by proxy whose aggregate number of voting LLC Units exceed one-third of our issued and outstanding voting LLC Units constitute a quorum for the transaction of business at the Annual Meeting. Abstentions will be included in determining the presence of a quorum at the Annual Meeting.
However,  an  abstention  will  count  as  a  vote  AGAINST  the  proposal.

If a quorum is not present at the Annual Meeting, then Members present whose LLC Units constitute a majority of the LLC Units of all Members present at the Annual Meeting may adjourn the meeting from time to time without further notice. At an adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the original meeting.

LIST OF MEMBERS ENTITLED TO VOTE

At least 10 days before the Annual Meeting, our Chief Officer of Legal Affairs will make a complete list of the Members entitled to vote at the Annual Meeting arranged in alphabetical order, with the address of and number of LLC Units held by each Member. The list will be kept on file at the principal offices of Performance Capital Management, LLC and will be subject to inspection by any Member at any time during normal business hours. The list will also be present for inspection at the Annual Meeting.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

If you own voting LLC Units of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a Proxy Card. We encourage you to vote your LLC Units in advance of the Annual Meeting date, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described below even if you have already voted.

DATE AND TIME OF OPENING AND CLOSING OF THE POLLS

The date and time of the opening of the polls for the Annual Meeting shall be 10:00 a.m., local time, on Monday, June 12, 2006. The time of the closing of the polls for voting shall be announced at the Annual Meeting. No ballot, proxies or votes, nor any revocations or changes to a vote, shall be accepted after the closing of the polls unless a court of equity, upon application by a Member, determines otherwise.

PROXY VOTING PROCEDURES

LLC Units for which Proxy Cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted (i) "FOR" the election of each of the nominees to the Board of Directors, (ii) "FOR" the ratification of our Audit Committee's selection of Moore Stephens Wurth Frazer and Torbet, LLP as the Company's auditors for fiscal year ending December 31, 2006 and (iii) "FOR" the approval of the third amendment to our Operating Agreement to permit the Company to repurchase LLC Units from Members who own an aggregate of 99 or fewer LLC Units, upon such terms and conditions as the Board of Directors determines are in the best interest of the Company and its Members. It is not expected that any matters other than those referred to in the Notice and this Proxy Statement will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

A PROXY CARD FOR VOTING YOUR LLC UNITS IS INCLUDED WITH THIS PROXY STATEMENT. YOU MAY VOTE YOUR LLC UNITS BY COMPLETING, SIGNING AND RETURNING THE PROXY CARD IN THE ENCLOSED ENVELOPE.

REVOCATION

Any Member holding voting LLC Units of record may revoke a previously granted proxy at any time before it is voted by delivering to our Chief Officer of Legal Affairs a written notice of revocation or a duly executed Proxy Card bearing a later date or by attending the Annual Meeting and voting in person.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Our directors and executive officers do not have any substantial interest in the matters to be acted upon at the Annual Meeting.

================================================================================

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

================================================================================

                       NOMINEES FOR THE BOARD OF DIRECTORS
                       -----------------------------------

Our Board of Directors has proposed that three nominees be elected at the Annual Meeting, each of whom shall hold office for two years, as provided below, and until his or her successor shall have been elected and qualified. Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying Proxy Card to vote LLC Units represented by properly executed proxies for the election of such nominees. Although our Board anticipates that the three nominees will be available to serve as directors of Performance Capital Management, LLC, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by our Board.

The following persons currently serve and have been nominated to continue to serve as our directors. If elected, the term of office of these Class I directors will expire at the second annual meeting of Members after their election. Absent his or her death, resignation or removal, a director shall continue to serve despite the expiration of the director's term until his or her successor is elected and qualified or until there is a decrease in the number of directors.

The following nominees for the Board of Directors will stand for election at the 2006 Annual Meeting:

     Class I Directors:
     -----------------
     -    Larisa Gadd
     -    Rodney Woodworth
     -    Donald W. Rutherford

Biographical information regarding each of the nominees for the Board of Directors is set forth below.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE CLASS I DIRECTORS NAMED ABOVE.


                        DIRECTORS AND EXECUTIVE OFFICERS
                        --------------------------------

The following table sets forth the name, age and position of each of our directors (and nominees for election) and executive officers as of April 17, 2006.

          NAME                       AGE     POSITION
          ----------------------     ---     ---------------------------------------
          Larisa Gadd                 43     Co-Chairperson of the Board / Nominee *
          Lester T. Bishop            73     Co-Chairperson of the Board **
          Larry C. Smith              69     Director **
          David Barnhizer             62     Director **
          Rodney Woodworth            68     Director / Nominee *
          Sanford Lakoff              74     Director **
          Donald W. Rutherford        66     Director / Nominee *
          David J. Caldwell           52     Chief Operations Officer
          Edward M. Rucker            59     Accounting Manager
          Darren S. Bard              39     Chief Information Officer
          William D. Constantino      55     Chief Officer of Legal Affairs

          *    Class I Director
          **   Class II Director

All of the current directors except Mr. Rutherford were appointed to the Board of Directors and our current officers were elected to office on February 4, 2002. Mr. Rutherford was appointed to the Board of Directors on January 12, 2004, following the resignation of Mr. Robert Price in July 2003. Our Operating Agreement currently provides that our two classes of directors serve staggered two-year terms. All directors hold office until their respective successors are elected and qualified or until their earlier death, resignation or removal. The terms of our Class II Directors expire at our 2007 annual meeting. The terms of our Class I Directors expire at our 2006 annual meeting, and, assuming their re-election, their new terms will expire at our 2008 annual meeting. Executive officers are duly elected by the Board of Directors to serve until their respective successors are elected and qualified. Our officers serve at the discretion of the Board of Directors. There are no family relationships between or among any of our directors or executive officers.

The following information with respect to the principal occupation or employment, other affiliations and business experience during the last five years of our directors and executive officers has been furnished to us by each director and executive officer.

LARISA GADD. For a period of 16 years ending in 2004, Ms. Gadd was a business partner at Scenic Express, Inc., in Los Angeles. Scenic Express fabricates theatrical scenery for stage and screen. Currently, Ms. Gadd is instrumental in the research, acquisition, and management of commercial/industrial, residential, and resort real estate. From 1987 to 1988, Ms. Gadd was an instructor at Chaffey College in Alta Loma in the area of Social Sciences. She received a B.S. degree in Psychology and English from the California State University, Fullerton in 1984 and a M.A. degree in Organizational and Applied Social Psychology from Claremont Graduate School in 1986.

LESTER T. BISHOP. Mr. Bishop is retired. Prior to retiring, Mr. Bishop taught kindergarten through 12th grade students for 20 years. At the same time, Mr. Bishop owned solely and in partnership with others a number of privately held businesses, including Whitiok Day Camp, Good Time Promotions, Mall Munchies, Park Riviera Motel, and Imperial Executive Suites. He has also owned and managed both residential and commercial real estate. Mr. Bishop received a B.A. degree in Education from the University of California, Los Angeles in 1960 and a M.A. degree from the California State University, Los Angeles in Educational Administration in 1965 with advanced credentials in reading, counseling and teacher effectiveness.

LARRY C. SMITH. Mr. Smith retired in 1994. Prior to retirement, from 1987 to 1994, Mr. Smith was a Senior Systems Engineering Manager at TRW Space Systems. In that position, Mr. Smith managed the systems engineering teams in support of classified satellite space systems development and new satellite system studies. Mr. Smith is a registered U.S. Patent Agent and holds three patents. Mr. Smith received a B.S. degree in Engineering from the University of Washington in 1959 and completed four years of graduate studies at the University of California, Los Angeles in Control Systems and Electronics.

DAVID BARNHIZER. Mr. Barnhizer is currently Professor of Law at Cleveland State University College of Law and has held that position since 1972. He teaches or has taught courses dealing primarily with business and environmental law. From 1997 to 1998, he was a Strategic Consultant to the Government of Mongolia to the Mongolian Action Programme for the 21st Century for British Petroleum (BP) and Sovonics Solar Systems. During that same period, he was also a consultant on sustainable economic development and the creation of a Central American trade zone to the U.N. Development Program. From 1995 to 1997, he was a member of the Board of Editors for the Journal of Legal Education and served as President of the Board of Directors of the Fairmount Fine Arts Center. Mr. Barnhizer has published nine books / manuals and approximately 40 professional articles. He received a Bachelor of Arts degree from Muskingum College in 1966, a Juris Doctor degree from Ohio State University College of Law in 1969, and a Master of Law degree from Harvard Law School in 1972.

RODNEY WOODWORTH. Mr. Woodworth retired in 1998. From 1988 to 1998, Mr. Woodworth was the Senior Vice President of Operations at Zimmerman Holdings, Inc., which is in the business of buying troubled manufacturing businesses, turning them around, growing them and then selling them. Prior to working at Zimmerman Holdings, Inc., he was the Senior Vice President of Fairchild Industries and President of its Commercial and Industrial Products Group. Mr. Woodworth is an alumni of the Stanford Graduate Business School and received a B.S. degree in Mechanical Engineering from the California State Polytechnical University, San Luis Obispo in 1960.

SANFORD LAKOFF. Mr. Lakoff is Research Professor of Political Science Emeritus at the University of California, San Diego. He has taught at UCSD since 1974, when he was appointed Founding Chair of the Department of Political Science. Mr. Lakoff has written or edited eleven books and published approximately 50 scholarly articles as well as contributing to entries in the Dictionary of the History of Ideas, the Encyclopedia of Democracy, the Encyclopedia of U.S.
Foreign Relations, and the Encyclopedia of Nationalism. He received a B.A. degree from Brandeis University in 1953. In 1959, he received his Ph.D. from Harvard University.

DONALD W. RUTHERFORD. Mr. Rutherford is a limited partner with Tatum CFO Partners, LLP in Orange County, California, which he joined in January 2000. Since joining Tatum, Mr. Rutherford has served as Chief Administrative Officer for a $100 million manufacturer and direct marketer of promotional products, as CFO of Aspeon, Inc., a public technology products company, as CFO of LifePoint, Inc., a public medical device company, and as interim CFO of Composite Technology Corporation, a public developer of innovative applications of composite materials. From 1995 to 1999, Mr. Rutherford served as Chief Financial Officer of USGT Resources Inc., a natural gas marketer and asset manager. As a key member of the management team, he had assisted the company from its starting stages and was responsible for staffing and developing and implementing systems and obtaining financing and credit to support a 300% growth over a four-year period to $500 million in sales. Mr. Rutherford obtained his Chartered Accountant degree from the Institute of Chartered Accountants in Canada in 1965 after obtaining a degree in industrial engineering from University of Toronto in 1962.

DAVID J. CALDWELL. Mr. Caldwell is a business operations professional with over 20 years of experience in the consumer credit card industry. Before becoming Chief Operations Officer of Performance Capital Management, LLC on February 4, 2002, Mr. Caldwell was Chief Operating Officer of Performance Capital
Management,  Inc.,  one  of  the  predecessor  companies  to Performance Capital
Management,  LLC,  from  January  1998  to  February  2002.  As

Chief Operating Officer, Mr. Caldwell is responsible for the operational activities of Performance Capital Management, LLC, including management of a collection center and the sales and acquisitions of charged-off portfolios as well as the day-to-day operations of the business. From 1975 to 1998, Mr. Caldwell worked in various capacities at General Electric Capital Corporation, including Vice President of Recovery Operations for the General Electric Capital Services division from March 1997 to January 1998 and Vice President of Cardholder Operations for the Consumer Card Services division of General Electric Capital Corporation from May 1994 to March 1997. As Vice President of Recovery Operations, he was responsible for the successful operation of the Retailer Financial Services Recovery Operation, including management of the recovery call center, bankruptcy collections, payment processing unit, mailroom, facilities, petition processing, legal, probate, compliance, outside attorney collections, skip tracing, and interface with 12 outlying business centers. As Vice President of Cardholder Operations, he was responsible for the successful operation of the G.E. Rewards Mastercard call center, including managing over 500,000 incoming calls per month, leading a workforce of 215 people, and overseeing a financial budget of $5 million. Mr. Caldwell received a B.S. degree in Business Administration from Western Michigan University in 1975.

EDWARD M. RUCKER. Before becoming the Accounting Manager of Performance Capital Management, LLC on February 4, 2002, Mr. Rucker was the Accounting Manager of
Performance Capital Management, Inc., one of the predecessor companies to Performance Capital Management, LLC, from October 2001 to February 2002. As
Accounting Manager, Mr. Rucker has overall responsibility for preparing the Company's accounting records and financial statements. From 1995 to August 2001, Mr. Rucker was Controller and the Chief Financial Officer of Pickard Construction, Inc., a construction firm performing as general contractor for major national firms. In that position, Mr. Rucker was responsible for the entire accounting and related financial functions of the firm. Mr. Rucker is a Certified Public Accountant. Mr. Rucker received a B.S. degree in Accounting from the California State University, Los Angeles in 1968.

DARREN S. BARD. Before becoming Chief Information Officer of Performance Capital Management, LLC on February 4, 2002, Mr. Bard was Chief Information Officer of Performance Capital Management, Inc., one of the predecessor companies to Performance Capital Management, LLC, from April 1998 to February 2002. As Chief Information Officer, Mr. Bard manages the Information Technology and Acquisitions/Sales Support Departments. Prior to becoming an officer of Performance Capital Management, Inc., from April 1996 to April 1998, Mr. Bard worked as Site Production Planning/Operations Manager at General Electric Capital Corporation. Mr. Bard received a B.A. degree in psychology from The Ohio State University in 1991.

WILLIAM D. CONSTANTINO. Mr. Constantino has served as the Chief Officer of Legal Affairs of Performance Capital Management, LLC since it was formed in January 2002. Prior to that date, from July 2000 to January 2002, he served as Chief Legal Compliance Officer of Performance Capital Management, Inc., one of the predecessor companies to Performance Capital Management, LLC. As in-house counsel to Performance Capital Management, LLC, Mr. Constantino is responsible for ensuring that all collection procedures comply with federal and state consumer protection laws, assisting with the negotiation and purchase of portfolios, and is the general legal resource for day-to-day corporate operations. From January 1999 to July 2000, Mr. Constantino practiced law as a sole practitioner focusing on all aspects of insolvency law, including commercial and consumer collections, bankruptcy law, and civil litigation. From January 1982 to December 1998, he was managing partner in the Law Offices of Leibowitz and Constantino. That firm focused on insolvency law and consumer protection law. Mr. Constantino received a B.S. degree in Business Administration from the State University of New York, Albany in 1972 and a Juris Doctor degree from Western State University School of Law in 1979.


                         BOARD OF DIRECTORS INFORMATION
                         ------------------------------

Our Board of Directors has seven members, each of whom is independent as defined by Nasdaq Market Listing rules. Our directors are divided into two classes, with each class serving for a two-year period. Our Board of Directors held a total of 12 meetings during the fiscal year ended December 31, 2005. Each of our directors attended at least 75% of the meetings of the Board of Directors.

Our  Board  of  Directors  has established an Audit Committee in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It currently has no other separately-designated committees.

AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of three directors, Messrs. Rutherford, Smith and Woodworth, each of whom is independent as defined by Nasdaq Market Listing rules. The Audit Committee is responsible to the full Board of Directors and operates under a written Audit Committee Charter, which was adopted by the Board of Directors in February 2003. A copy of the Audit Committee Charter is attached as Appendix A to this Proxy Statement.

The Audit Committee consults with the auditors concerning the scope of the audit, reviews the results of their examination, and reviews and approves any material accounting policy changes affecting the Company's operating results. The Audit Committee is responsible for, among other things, monitoring the integrity and adequacy of Performance Capital Management, LLC's financial information, control systems, and reporting practices, and for recommending to the Board of Directors for ratification by the Members the Audit Committee's selection of independent auditors for Performance Capital Management, LLC. The Audit Committee has appointed and the Board of Directors has recommended to the Members ratification of the selection of Moore Stephens Wurth Frazer and Torbet, LLP as Performance Capital Management, LLC's independent auditor for the fiscal year ending December 31, 2006.

The Board of Directors designated Donald W. Rutherford as an "audit committee financial expert" as defined by the Securities and Exchange Commission rules; however, the members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. A description of the business experience of each member for the past five years may be found in this Proxy Statement under the section entitled "Directors and Executive Officers." The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors that the consolidated financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of the independent auditors that such consolidated financial statements have been prepared in conformity with generally accepted accounting principles.

The Audit Committee met six times last year. Each of the members of the Audit Committee attended at least 75% of the meetings held by that committee.

NOMINATING COMMITTEE

Our Board of Directors does not have a nominating committee, as nominations are made by the members of the Board as a whole. Our Board of Directors does not have a nominating committee charter. All of our directors are independent as defined by Nasdaq Market Listing rules. Our Board has not established a separate nominating committee because all of our directors are independent and vacancies have occurred only with respect to one director slot. Our Board of Directors seeks to identify qualified individuals to become Board members and determine the composition of the Board and its Audit Committee. Our Board does not have any formal specific minimum qualifications for evaluating potential director candidates. When considering a potential director candidate, the Board looks for personal and professional integrity, demonstrated ability and judgment, prior service as a director, and business experience. Our Board believes it is important to have at least one director who is a financial expert to serve on our Audit Committee. The Board will review and consider director nominees recommended by Members. There are no differences in the manner in which the Board evaluates director nominees based on whether the nominee is recommended by a Member or otherwise. Any Member who would like to recommend a director candidate should contact Mr. William Constantino, our Chief Officer of Legal Affairs, at our principal executive offices.

Our Board of Directors does not have a policy with regard to consideration of director candidates recommended by our Members. With the exception of Mr. Rutherford, who joined the Board in January 2004, all of our directors were initially appointed by the bankruptcy judge prior to our emergence from bankruptcy in February 2002. These directors were all members of The Official Committee of Equity Security Holders that represented our Members' interests in the bankruptcy proceeding. Our Board has viewed its continuity during bankruptcy and since our emergence from bankruptcy as an important stabilizing influence. As the bankruptcy proceeding recedes further into the past and our business evolves, our Board intends to assess whether to adopt a policy with regard to consideration of director candidates recommended by our Members. No Member has contacted us either suggesting a director candidate or requesting information on how to recommend a director candidate.

We do not have a specific process for identifying new directors because we do not regularly need to nominate new directors. In the most recent case where we identified a new director, our Board identified Mr. Rutherford through contacts at a firm that provides executive talent to clients on a supplemental, interim, project or employed basis. We did not pay a fee for the introduction to Mr. Rutherford. Our executive officers and the full Board of Directors interviewed Mr. Rutherford prior to electing him a director. We recruited Mr. Rutherford primarily with a view to him serving as a financial expert on our Audit Committee, but also to enhance the accounting and financial expertise of the Board of Directors.

UNIT HOLDER COMMUNICATION WITH DIRECTORS

We have no formal procedure for Unit Holder communications with directors. However, our Board of Directors has provided by resolution that any Unit Holder who wishes to communicate with a particular director or directors or with the entire Board of Directors should direct the communication to the Chief Officer of Legal Affairs. Our Chief Officer of Legal Affairs will process all communications received from Unit Holders in accordance with the process approved by our Board.

ATTENDANCE AT ANNUAL MEETINGS

We do not have any policy regarding director attendance at Annual Meetings of Members. Last year, all seven directors attended the 2005 Annual Meeting.


                             AUDIT COMMITTEE REPORT
                             ----------------------

The Audit Committee has reviewed and discussed Performance Capital Management, LLC's audited consolidated financial statements for the fiscal year ended December 31, 2005 with management, which has primary responsibility for the financial statements. The Audit Committee has discussed with Moore Stephens Wurth Frazer and Torbet, LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has discussed with Moore Stephens Wurth Frazer and Torbet, LLP the auditors' independence from Performance Capital Management, LLC and management and has received from Moore Stephens Wurth Frazer and Torbet, LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees."

The Audit Committee has considered whether the services provided by Moore Stephens Wurth Frazer and Torbet, LLP are compatible with maintaining the independence of Moore Stephens Wurth Frazer and Torbet, LLP and has concluded that the independence of Moore Stephens Wurth Frazer and Torbet, LLP is maintained and not compromised by the services provided.

Based on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Performance Capital Management, LLC's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

                              Respectfully Submitted by the Audit Committee,

                                      Donald W. Rutherford
                                      Larry C. Smith
                                      Rodney Woodworth

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

To our knowledge, the following table sets forth information with respect to the beneficial ownership of our securities as of April 17, 2006 by (i) each person known by us to beneficially own more than 5% of our voting securities; (ii) each of our executive officers; (iii) each of our directors; and (iv) all of our executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Unless otherwise indicated, the address for those listed below is c/o Performance Capital Management, LLC, 222 South Harbor Blvd., Suite 400, Anaheim, California 92805. Subject to applicable community property laws, the persons named in the table have sole voting power with respect to all LLC Units shown as beneficially owned by them. The number of outstanding LLC Units entitled to vote as of April 17, 2006 was 563,926. Except as noted otherwise, the amounts reflected below are based upon information provided to us and in filings with the Securities and Exchange Commission.

     -----------------------------------------------------------------------------------------
                                                                                   PERCENT OF
     NAME OF BENEFICIAL OWNER                                    NUMBER OF UNITS  OUTSTANDING
     -----------------------------------------------------------------------------------------
     Larisa Gadd, Co-Chairperson of the Board (1)                     4,777            *
     -----------------------------------------------------------------------------------------
     Lester T. Bishop, Co-Chairperson of the Board (2)                 398             *
     -----------------------------------------------------------------------------------------
     Larry C. Smith, Director (3)                                      995             *
     -----------------------------------------------------------------------------------------
     David Barnhizer, Director (4)                                    1,094            *
     -----------------------------------------------------------------------------------------
     Rodney Woodworth, Director                                       2,239            *
     -----------------------------------------------------------------------------------------
     Sanford Lakoff, Director (5)                                     1,593            *
     -----------------------------------------------------------------------------------------
     Donald W. Rutherford, Director                                     0              *
     -----------------------------------------------------------------------------------------
     David J. Caldwell, Chief Operations Officer                        0              *
     -----------------------------------------------------------------------------------------
     Edward M. Rucker, Accounting Manager                               0              *
     -----------------------------------------------------------------------------------------
     Darren S. Bard, Chief Information Officer                          0              *
     -----------------------------------------------------------------------------------------
     William D. Constantino, Chief Officer of Legal Affairs             0              *
     -----------------------------------------------------------------------------------------
     ALL EXECUTIVE OFFICERS & DIRECTORS AS A GROUP                   11,096          1.97%
     (11 Persons)
     -----------------------------------------------------------------------------------------

          *  Less than 1%.

     (1) The 4,777 Units are owned by the GADD FAMILY TRUST DTD 5/30/97, of which Ms. Gadd and her husband are trustees.
     (2)  The  398  Units  are  owned  jointly  by  Mr.  Bishop  and  his  wife.
     (3) The 995 Units are held by the TRUST COMPANY OF AMERICA in the form of an IRA of which Mr. Smith is sole beneficiary and owner.
     (4) The 1,094 Units are owned by RAINDANCE PARTNERSHIP COMPANY, of which Mr. Barnhizer's wife is Managing Partner and Mr. Barnhizer is General Counsel.
     (5) The 1,593 Units are owned by the LAKOFF FAMILY TRUST 1/13/97, of which Mr. Lakoff and his wife are trustees.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
             -------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, our executive officers and persons who own more than ten percent of our LLC Units to file with the Securities and Exchange Commission and Performance Capital Management, LLC reports on Forms 3, 4 and 5 reflecting transactions affecting beneficial ownership. No such forms were required to be filed for the period from January 1, 2005 to December 31, 2005. We have received a written representation from each of our directors and executive officers that no Forms 5 are required for the fiscal year ended December 31, 2005.

                               CHANGES IN CONTROL
                               ------------------

No change in control of Performance Capital Management, LLC has occurred since the beginning of 2005. We are not aware of any arrangement that would upset the control mechanisms currently in place over the Company. Although it is conceivable that a third party could attempt a hostile takeover of Performance Capital Management, LLC, we have not received notice of any such effort.


                      COMPENSATION OF AND OTHER INFORMATION
                      -------------------------------------
                   CONCERNING DIRECTORS AND EXECUTIVE OFFICERS
                   -------------------------------------------

The following table sets forth the compensation that we have paid to our Named Executive Officers for the years ended December 31, 2005, 2004 and 2003. Except as provided in the employment contracts and employment benefit plan discussed on pages 11 and 12, we do not have a long-term compensation plan and do not grant any long-term compensation to our executive officers. No other compensation was granted for the periods covered.

================================================================================

                           SUMMARY COMPENSATION TABLE

================================================================================

                                                     Annual Compensation
                                              ----------------------------------
                                     Fiscal                         Other Annual
                                      Year     Salary     Bonus     Compensation
Name and Principal Position          Ended      ($)        ($)          ($)
================================================================================
David Caldwell                        2005     200,004   $ 20,180        --
Chief Operations Officer              2004     200,004       --          --
                                      2003     200,002       --          --
================================================================================
William Constantino                   2005     135,003   $ 18,929        --
Chief Officer of Legal Affairs        2004     135,002       --          --
                                      2003     135,002       --          --
================================================================================
Darren Bard                           2005     135,003   $ 18,929        --
Chief Information Officer             2004     135,003       --          --
                                      2003     135,171       --          --
================================================================================

OPTION GRANTS

We do not have an employee option plan, nor have we granted any options to our officers or directors.

COMPENSATION OF DIRECTORS

All seven of our directors each receive $1,500 per attended meeting of the Board of Directors. The Board of Directors has regularly scheduled meetings once per month. The total amount paid to each of the seven directors during the fiscal year ended December 31, 2005, was $18,000.

All directors receive reimbursement for travel and out-of-pocket expenses incurred in connection with attendance at all meetings. Except as described above, during the fiscal year ended December 31, 2005, none of our directors received any other compensation for performance of services as a director of Performance Capital Management, LLC or a member of any committee of our Board of Directors.

EMPLOYMENT CONTRACTS

We have entered into employment agreements with our three executive officers. The employment agreements with the executive officers provide for initial base salaries for David Caldwell, William Constantino and Darren Bard of $200,000,
$135,000 and $135,000, respectively. Base salaries are to be adjusted periodically by the Board of Directors. The agreements provide for bonus payments of $25,000 each in 2002. The agreements also provide for an annual bonus at the end of the first year of employment as follows: each shall share in an equal amount with all other executives the sum of the total of all executive annual salaries times two and one half percent for each and every percentage point for which the ratio of operating expenses to gross revenues derived directly from collection activity (excluding e.g. sales revenues collections) is less than 55% for a specific calendar year as calculated on a cash flow basis. The bonus may be amended or cancelled by the Board of Directors on the anniversary of the effective date of the employment agreements. In addition, the officers will receive in lieu of any outstanding equity or equivalent interest in Performance Capital Management, LLC, a sum equal to the total of all executive annual salaries divided by the total number of executive officers employed by us at the time of (a) Performance Capital Management, LLC becoming a "C" corporation or (b) Performance Capital Management, LLC selling substantially all of its membership units or assets. For purposes of the compensation section of the agreements, the executive officers shall be confined to the Chief Operations Officer, Chief Information Officer, Chief Officer of Legal Affairs and the Chief Human Resource Officer. The agreements provide that the executive officers shall receive the following benefits: three weeks of vacation, paid holidays, sick days and health care benefits.

The term of each employment agreement is five years commencing on July 31, 2002. On July 31 of each successive year, the term of each employment agreement is automatically extended for an additional year unless we or the officer gives 90 days advance termination notice. We reserve the right to terminate the agreement "for cause" if the officer willfully breaches or habitually neglects the duties that he is required to perform pursuant to the provisions of the agreement, or commits acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of his or her duties. If we terminate the agreement "for cause", we shall pay to the officer any compensation due under the agreement, including any unused vacation, prorated through the date of termination, and we shall have the option to purchase the entire ownership interest of the officer, if any, in accordance with the agreement. The executive officer may terminate the agreement by giving us at least 30 days notice in advance. Such a termination will be considered "for cause".

The agreements will not be terminated by any voluntary or involuntary dissolution of Performance Capital Management, LLC resulting from either a merger or consolidation in which Performance Capital Management, LLC is not the consolidated or surviving company, or a transfer of all or substantially all of the assets of Performance Capital Management, LLC. Any rights, benefits and obligations under the agreements are to be assigned to the surviving or resulting company or the transferee of Performance Capital Management, LLC's assets. On the sale or change in control of Performance Capital Management, LLC, the executive officers will receive an amount equal to the total of all executive officer salaries divided by the total number of executive officers.

Each of the agreements provides that we will indemnify the executive officer, if he or she is made a party to or threatened to be made a party to, or otherwise involved in, any proceeding commenced during the employment term, or after the employment term, because the officer is or was an employee or agent of Performance Capital Management, LLC. A similar Indemnification Agreement with Edward Rucker, our Accounting Manager, was approved by the Board and executed on August 8, 2005. The indemnification includes any and all expenses, judgments, fines, penalties, settlements, and other amounts, actually and reasonably incurred by the executive officer in connection with the defense or settlement of any such proceeding. The executive officer must have acted in good faith and in a manner that the officer reasonably believes to be in the best interests of Performance Capital Management, LLC and, in a criminal proceeding, the officer must have no reasonable cause to believe that his or her conduct was unlawful. Any and all expenses, including filing fees, costs of investigation, attorney's fees, messenger and delivery expenses, postage, court reporters' fees and similar fees and expenses, incurred by the executive officer in any proceeding are to be advanced by Performance Capital Management, LLC prior to the final disposition of the proceeding and subject to considerations of reasonableness at the written request of the officer, but only if the officer undertakes to repay the advanced expenses to the extent he is not entitled to indemnification. The indemnification contemplated by the agreements is not to be deemed exclusive of any other rights the officers may have to indemnification. We have been advised that the SEC takes the position that these indemnification provisions do not affect the liability of any officer or director under applicable federal and state securities laws.

EMPLOYMENT BENEFIT PLAN

We have a defined contribution plan covering all eligible full-time employees of Performance Capital Management, LLC (the "Plan Sponsor") who are currently employed by the Company, including our executive officers, and have completed six months of service from the time of enrollment. The Plan was effective as of September 1994. The Plan was established by a predecessor of the Plan Sponsor to provide retirement income for its employees and is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA).

The Plan is a contributory plan whereby participants may contribute a percentage of pre-tax annual compensation as outlined in the Plan agreement and as limited by Federal statute. Participants may also contribute amounts representing distributions from other qualified defined benefit or contribution plans. The
Plan  Sponsor  does  not  make  matching  contributions.

We do not have any compensation plans that will result in the issuance of LLC Units or other equity interests.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

We are not aware of any related party transactions that would require disclosure.


                                 CODE OF ETHICS
                                 --------------

On December 8, 2003, our Board of Directors adopted a Code of Business Conduct and Ethics that applies to our Chief Operations Officer and senior financial officers. A copy of the Code of Business Conduct and Ethics was filed as an exhibit to our Annual Report on Form 10-KSB for the year ended December 31, 2003, and incorporated by reference into our Annual Report on Form 10-KSB for the year ended December 31, 2004.

Upon written request, we will furnish to you, without charge, a copy of our Code of Business Conduct and Ethics that has been filed with the Securities and Exchange Commission. Requests for copies of the Code of Business Conduct and Ethics should be directed to Harvey "Bud" Webb, Member Relations, at Performance Capital Management, LLC's principal address at 222 South Harbor Blvd., Suite 400, Anaheim, California, 92805. In the alternative, you may find the Code of Business Conduct and Ethics on the Securities and Exchange Commission's web-site at www.sec.gov as an exhibit to out Annual Report on Form 10-KSB for the year ended December 31, 2003.

================================================================================

PROPOSAL NO. 2:  RATIFY SELECTION OF INDEPENDENT AUDITORS FOR 2006

================================================================================

Moore Stephens Wurth Frazer and Torbet, LLP has served as our independent auditors for the fiscal year ended December 31, 2005, and has been selected by our Audit Committee to continue as our independent auditors for the fiscal year ending December 31, 2006.

Although the selection of Moore Stephens Wurth Frazer and Torbet, LLP is not required to be submitted to a vote of the Members, our Board of Directors believes it appropriate as a matter of policy to request that the Members ratify the selection of the independent auditors for the fiscal year ending December 31, 2006. In the event that a majority of the LLC Units held by Members present, in person or by proxy, and entitled to vote at the Annual Meeting do not vote "FOR" ratification, the adverse vote will be considered as a direction to our Board of Directors to select other auditors for the fiscal year ending December 31, 2006.

A representative from Moore Stephens Wurth Frazer and Torbet, LLP is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement and will be able to respond to appropriate questions submitted either orally or in writing at the meeting.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE SELECTION OF MOORE STEPHENS WURTH FRAZER AND TORBET, LLP, CERTIFIED PUBLIC ACCOUNTANTS, AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.


                     PRINCIPAL ACCOUNTANT FEES AND SERVICES
                     --------------------------------------

Moore Stephens Wurth Frazer and Torbet, LLP has audited our financial statements for the past four years. Our Board of Directors maintains an Audit Committee in accordance with applicable SEC rules. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors for the purpose of preparing and issuing its audit report or performing other audit, review and tax services for us. The independent auditors report directly to the Audit Committee and the Audit Committee is directly responsible for reviewing in advance, and granting any appropriate pre-approvals of, (a) all auditing services to be provided by the independent auditor and (b) all non-audit services to be provided by the independent auditor (as permitted by the Exchange Act), and in connection therewith to approve all fees and other terms of engagement, as required by the applicable rules of the Exchange Act and subject to the exemptions provided for in such rules.

The aggregate fees for professional services rendered by Moore Stephens Wurth Frazer and Torbet, LLP for 2005 and 2004 were:

TYPES OF FEES                           2005       2004
------------------------------------  --------   --------
Audit Fees                            $137,874   $110,735
Audit-Related Fees                           -     16,131
Tax Fees                                19,840     17,668
All Other Fees                               -      5,500
                                      --------   --------
  TOTAL FEES                          $157,714   $150,034
                                      ========   ========

In the above table, in accordance with new SEC definitions and rules, "audit fees" are fees billed by Moore Stephens Wurth Frazer and Torbet, LLP for professional services rendered for the audit of our annual financial statements and review of financial statements included in our Quarterly Reports on Form 10-QSB, and for services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements; "audit-related fees" are fees billed by Moore Stephens Wurth Frazer and Torbet, LLP for assurance and related services that are traditionally performed by the auditor, including the audit of our defined contribution employee benefit plan and SEC compliance work; "tax fees" are fees billed by Moore Stephens Wurth Frazer and Torbet, LLP for tax compliance and related tax advice; and "all other fees" are fees billed by Moore Stephens Wurth Frazer and Torbet, LLP to us for any services not included in the first three categories.


             POLICY ON PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
             ------------------------------------------------------

The Audit Committee's Charter provides that the Audit Committee shall pre-approve all auditing services and permitted non-audit services to be performed by the Company's independent auditors, subject to the de minimis exceptions for non-audit services that are approved by the Audit Committee prior to the completion of the audit. As part of its pre-approval process, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence. The policy does not delegate to management the Audit Committee's responsibility to pre-approve permitted services of the independent auditors.

During 2005, our Audit Committee specifically pre-approved the services performed by Moore Stephens Wurth Frazer and Torbet, LLP in connection with our 2005 audit. All of the other services performed by Moore Stephens

Wurth Frazer and Torbet, LLP for us during 2005 were approved by our Audit Committee as to the scope of such services and fees paid for such services.


================================================================================

PROPOSAL NO. 3: APPROVE THIRD AMENDMENT TO THE PERFORMANCE CAPITAL MANAGEMENT, LLC OPERATING AGREEMENT

================================================================================

By unanimous written consent dated April 17, 2006, our Board adopted and approved an amendment to Article VIII of our Operating Agreement (the "Third Amendment") and has referred the Third Amendment to the Members for approval. The Third Amendment gives the Board authority to repurchase LLC Units from a Member who owns an aggregate of 99 or fewer LLC Units. The Third Amendment provides that the Board will have the authority to determine the terms and conditions of the repurchases as along as they are in the best interest of the Company and its Members. A complete copy of the Third Amendment is attached hereto as Appendix B for your review.

The repurchase of LLC Units from Members who own an aggregate of 99 or fewer LLC Units is known as an "odd lot tender offer." The Exchange Act of 1934, as amended (the "Act"), permits the Company to make a tender offer only to those Members owning an aggregate of less than 100 LLC Units. Ownership of an aggregate of less than 100 LLC Units is known as an "odd lot." The ability to exclude those Members who own 100 or more LLC Units in an odd lot tender offer is an exception to the general rule for tender offers. With an odd lot tender offer, only those Members who completely cash out are paid for their LLC Units.

The Third Amendment only grants the Board the authority to repurchase LLC Units from Members who own an aggregate of less than 100 LLC Units. It does not require the Board to direct the Company to repurchase any or all such LLC Units. In addition, the Board may determine that the Company can afford to make an offer to repurchase LLC Units to Members who own an aggregate of LLC Units that is some number less than 99 LLC Units. For example, the Company may offer to repurchase LLC Units from only those Members who own an aggregate of 50 or fewer LLC Units.

Participation in an odd lot tender offer is voluntary. The Company cannot force a Member to sell their LLC Units back to the Company. It's up to each Member who receives an offer from the Company to repurchase their LLC Units to decide whether to accept or reject the Company's offer.

REASONS FOR THE THIRD AMENDMENT

The primary objective of the Third Amendment is to provide a means for the Company to reduce the number of Members who own a very small number of LLC Units. The primary reasons for reducing the number of such Members are as follows:

     - to reduce the expense to the Company associated with preparing Forms K-1 for Members who own an aggregate of 99 or fewer LLC Units;

     - to reduce the expense to the Company associated with preparing and mailing distribution checks to Members who hold an aggregate of 99 or fewer LLC Units, as these expenses exceed the amount of the distributions paid to those Members;

     - to provide a means for Members holding an aggregate of 99 or fewer LLC Units to eliminate the need to deal with Forms K-1 and other tax and governance issues associated with their investment in the Company; and

     - to address the issue of a steady increase in the number of Members who own 99 or fewer LLC Units, due to Members who own 100 or more LLC Units distributing their LLC Units to several persons primarily through gifts to family members and friends and through their estates to beneficiaries.

VALUING THE LLC UNITS

The Board will exercise its discretion under the Third Amendment to determine the repurchase price of the LLC Units. In some cases, the Board may direct the Company to hire an outside independent evaluator to determine a fair repurchase price. In any case, the repurchase price will be based primarily on the cost savings to the Company that will result from the repurchase of the LLC Units.

GENERAL EFFECT OF THE THIRD AMENDMENT

The general effect of the Third Amendment is dependent on the number of Members who receive and accept an offer by the Company to repurchase their LLC Units. As of the Record Date, [number] of the Company's 2,500 record LLC Unit Holders were known by the Company to in aggregate own 99 or fewer LLC Units and such Unit Holders held [number] LLC Units out of 563,926 LLC Units outstanding. The cost savings to the Company is dependent upon the number of LLC Units repurchased by the Company and the repurchase price paid by the Company for the LLC Units.

The  effect  of  the repurchases on Members who own in aggregate 100 or more LLC
Units will be an increase in their percentage interest in the Company. As a result, such Members may receive larger return of capital distributions and other distributions declared by the Company.

Following the Company's repurchase of LLC Units, a Member who previously beneficially owned less than 10% of the Company's outstanding LLC Units may beneficially own more than 10% of the Company's outstanding LLC Units without having purchased additional LLC Units. If, before the repurchase, the Member is aware that the repurchase will occur and will have this result on his or her holdings, the Member must file a Form 3 within ten (10) days after the repurchase that results in the Member beneficially owning more than 10% of the Company's outstanding LLC Units. If the Member is unaware of the repurchase and/or its consequences, he or she would not have to file a Form 3 until information in the Company's most recent quarterly, annual or current report indicates the amount of LLC Units outstanding following the repurchase.

Similarly, a Member who previously beneficially owned less than 5% of the Company's outstanding LLC Units may beneficially own 5% or more of the Company's outstanding LLC Units without having purchased additional LLC Units. If the repurchase will have this result on his or her holdings, the Member must file a
Schedule 13G within forty-five (45) days after the end of the year in which the repurchase occurred in accordance with Regulation 13D under the Act.

All of the repurchases will be reported in the Company's financial statements for the period during which the repurchase occurs.

RISK FACTORS

Members should be aware of the following risks associated with the repurchase of LLC Units by the Company pursuant to the Third Amendment.

THE COMPANY MAY NOT HAVE A SUFFICIENT AMOUNT OF CASH TO MAKE AN OFFER TO ALL OF THE MEMBERS HOLDING AN AGGREGATE OF 99 OR FEWER LLC UNITS

If the Company does not have enough cash to offer to repurchase all of the LLC Units held by Members who own an aggregate of 99 or fewer LLC Units, the Company may limit its offer to Members who own an aggregate of less than 99 LLC Units or may not offer to repurchase any LLC Units.

CASH THAT MIGHT OTHERWISE BE USED TO PURCHASE ADDITIONAL PORTFOLIOS OR FOR OPERATIONS MAY BE DIVERTED TO REPURCHASE LLC UNITS

The source of funds for any repurchase pursuant to the Third Amendment will be our available cash or cash generated from our operating activities or other sources, including borrowings and sales of portfolios. We cannot be certain, however, that sufficient funds will be available to repurchase all or any of the LLC Units eligible for repurchase. Furthermore, the use of available cash to fund the repurchase of LLC Units may divert funds that might otherwise be used for portfolio purchases or operations.

MEMBERS WHO AGREE TO SELL THEIR LLC UNITS BACK TO THE COMPANY MAY INCUR A TAX LIABILITY

Members who accept the Company's offer to repurchase all of their LLC Units may incur a tax liability based on the difference between their original investment and the amount they receive from the Company. Members are strongly encouraged to consult a tax professional prior to accepting the Company's offer to determine what the tax effect of the repurchase may be.

MEMBERS WHO SELL ALL OF THEIR LLC UNITS BACK TO THE COMPANY WILL NO LONGER RECEIVE DISTRIBUTIONS OF CAPITAL AND WILL FOREGO ANY FUTURE DIVIDENDS PAID TO MEMBERS

Members who sell their LLC Units back to the Company will not benefit from the future growth of the Company. Such Members will forfeit any further distributions of capital and any dividends paid to Members. If the Company continues to grow and increase its revenues, Members may receive all of their capital. Once all of the capital is returned to the Members, the Company may pay dividends to the Members.

THE  COMPANY  MAY  BE  PROHIBITED  FROM REPURCHASING LLC UNITS IN CERTAIN STATES

The Company may exclude a Member who owns 99 or fewer LLC Units if the Member resides in a state where the Company is prohibited from making such an offer or from repurchasing LLC Units by administrative or judicial action pursuant to a state statute after a good faith effort by the Company to comply with such statute.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE THIRD AMENDMENT TO THE PERFORMANCE CAPITAL MANAGEMENT, LLC OPERATING AGREEMENT.

                      ------------------------------------

                              PROPOSALS OF MEMBERS
                              --------------------

A Member proposal is a Member's recommendation or requirement that we and/or our Board of Directors take certain action, which the Member intends to present at a meeting of our Members. The proposal should state as clearly as possible the course of action that the Member believes we should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words.

Any proposal received from a Member will be given careful consideration by us in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Member proposals are eligible for consideration for inclusion in the proxy statement for the 2007 Annual Meeting of Members if they are received by us on or before January 3, 2007. Any Member proposal should be directed to the attention of the Chief Officer of Legal Affairs, Performance Capital Management, LLC, at 222 South Harbor Blvd., Suite 400, Anaheim, California, 92805.

In order for a Member proposal submitted OUTSIDE of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c), such proposal must be received by us on or before March 20, 2007. We will have discretionary authority with respect to Member proposals submitted for consideration at the 2007 Annual Meeting of Members that are not "timely" within the meaning of Rule 14a-4(c). We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.


                             ADDITIONAL INFORMATION
                             ----------------------

Members should direct communications regarding change of address, requests for transfer of LLC Unit ownership or lost LLC Unit certificates to Performance Capital Management, LLC, Attn: Harvey "Bud" Webb, Member Relations, 222 South Harbor Blvd., Suite 400, Anaheim, California, 92805. Mr. Webb may also be reached by telephone at 714.502.3736 or by facsimile at 714.502.3733.


                                  OTHER MATTERS
                                  -------------

We know of no other matters that are likely to be brought before the Annual Meeting. If, however, other matters not presently known or determined properly come before the Annual Meeting, the persons named as proxies in the enclosed Proxy Card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

                                     By Order of the Board of Directors,



                                     David J. Caldwell
                                     Chief Operations Officer


Anaheim, California
April 28, 2006

                              INDEX TO APPENDICES


Appendix            Description
--------            -------------------------------------------------------------------
   A                Audit Committee Charter

   B                Third Amendment to Operating Agreement for Performance Capital
                    Management, LLC

                                   APPENDIX A
                                   ----------

                             AUDIT COMMITTEE CHARTER
                                       OF
                       PERFORMANCE CAPITAL MANAGEMENT, LLC

     This Audit Committee Charter ("Charter") is the duly adopted governing document of the Performance Capital Management, LLC (the "Company") Audit Committee, a duly constituted committee of the Company's Board of Directors ("Board").

     PURPOSE. The Audit Committee is appointed by the Board to assist the Board in monitoring: (1) the integrity of the financial statements of the Company; (2) the independent auditor's qualifications and independence; (3) the performance of the Company's internal audit function and independent auditors; and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

     COMMITTEE MEMBERSHIP. The Audit Committee shall be comprised of at least two members. The members of the Audit Committee shall meet the independence and experience requirements of the securities laws and the rules and regulations of the Securities and Exchange Commission. At least one member of the Audit Committee shall be a financial expert as defined by the Commission. Audit Committee members may be replaced by the Board. The following persons shall not be considered independent:

               a. A director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

               b. A director who accepts any compensation from the Company or any of its affiliates during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

               c. A director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

               d. A director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

               e. A director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

In order to be considered to be independent, a member of the Audit Committee may not accept any consulting, advisory or other compensatory fee from the Company or be an affiliated person of the Company or any of its subsidiaries.

     MEETINGS. The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

     COMMITTEE AUTHORITY AND RESPONSIBILITIES. The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to ratification by the Company's members). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittees to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit
Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board. The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

The  Audit  Committee,  to  the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters
------------------------------------------

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-KSB.

2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-QSB, including the results of the independent auditor's review of the quarterly financial statements.

3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4.   Review  and  discuss  quarterly  reports  from the independent auditors on:

     (a)  All  critical  accounting  policies  and  practices  to  be  used.

     (b) All alternative treatments of financial information within generally accepted accounting principals that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

     (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5. Discuss with management the Company's earnings press release, if any, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9. Prepare a letter that complies with Item 7 of Schedule 14A under the Securities Exchange Act of 1934, as amended, for inclusion in the annual report and/or proxy statement that describes the Committee's composition and responsibilities, and how they were discharged;

10. Review disclosures made to the Audit Committee by the Company's principal executive officer and principal financial officer during their certification process for the Form 10-KSB or Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor
--------------------------------------------------------------------

11.  Review  and  evaluate  the  lead  partner  of the independent auditor team.

12. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the proceeding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with such issues, and (d) all relationships between the independent auditor and the Company. Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

13. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditor firm on a regular basis.

14. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

15. Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

16. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function, If Any
----------------------------------------------------------

17. Review the appointment and replacement of the senior internal auditing executive.

18. Review the significant reports to management prepared by the internal auditing department and management's responses.

19. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities
-------------------------------------

20. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary affiliated entities are in conformity with applicable legal requirements and the Company's policies and procedures. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's compliance with applicable laws and regulations and its policies and procedures.

22. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

23. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

     LIMITATION OF AUDIT COMMITTEE'S ROLE. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

     IN  WITNESS  WHEREOF, the undersigned hereby evidences the adoption of this
Audit  Committee  Charter  by  the Board on the   10   day of  February  2003.
                                                ------         --------------



                         Signature:   /s/ William D. Constantino
                                    -----------------------------------------

                         Print Name:    William D. Constantino
                                     ----------------------------------------

                         Title:     Secretary
                                ---------------------------------------------

                                   APPENDIX B
                                   ----------

                                 THIRD AMENDMENT
                                       TO
                               OPERTING AGREEMENT
                                       OF
                       PERFORMANCE CAPITAL MANAGEMENT, LLC


     This Third Amendment (the "Third Amendment") amends the Operating Agreement, as heretofore amended (the "Operating Agreement"), of Performance Capital Management, LLC, a California limited liability company (the "Company"). Capitalized terms that are used in this Third Amendment and not otherwise defined herein shall have the respective meanings given to such terms in the Operating Agreement.

     1.     Amendment of Article VIII.  Article VIII of the Operating Agreement
            -------------------------
is hereby amended by adding Section 8.6 thereto, which shall read in full as follows:

          "8.6   Repurchase of LLC Units. Notwithstanding Section 8.1 above,
                 -----------------------
     the Board of Directors may elect from time to time to cause the Company to make distributions in cash for the purpose of repurchasing LLC Units from each Member who owns an aggregate of not more than a specified number of LLC Units that is less than one hundred, upon such terms and conditions as the Board of Directors determines are in the best interest of the Company and its Members."

     2.     Effect of Amendment.  Except as expressly amended hereby, the
            -------------------
Operating Agreement shall continue in full force and effect.

     3.     Effective Date of Amendment.  This Third Amendment shall be
            ---------------------------
effective when it has been approved by the Company's Members in accordance with
Section 4.7.4 of the Operating Agreement.

     IN WITNESS WHEREOF, this Third Amendment has been signed by the undersigned officer of the Company, who hereby certifies that this Third Amendment was duly approved by the Company's Members in accordance with Section 4.7.4 of the
Operating Agreement at a meeting of the Company's Members on                  ,
                                                             -----------------
2006.


                                        -------------------------------------
                                        William D. Constantino, Chief
                                        Legal Officer

PROXY    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       PERFORMANCE CAPITAL MANAGEMENT, LLC
                 2006 ANNUAL MEETING OF MEMBERS - JUNE 12, 2006

The undersigned Member(s) of PERFORMANCE CAPITAL MANAGEMENT, LLC, a California limited liability company (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Members and the Proxy Statement, and hereby appoints David Caldwell and Darren Bard, or either of them, as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2006 Annual Meeting of Members of the Company to be held on Monday, June 12, 2006, and at any adjournment(s) or postponement(s) thereof, and to vote all LLC Units that the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below and, in accordance with their discretion, on any other business that may come before the meeting:

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT. IF A PROXY IS SIGNED AND DATED BUT NOT MARKED, YOU WILL BE DEEMED TO HAVE VOTED "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED WITH RESPECT TO THE LLC UNITS COVERED HEREBY.

PROPOSAL NO. 1 - TO ELECT THREE CLASS I DIRECTORS TO SERVE A TWO-YEAR TERM AND UNTIL EACH DIRECTOR'S SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.

     Nominees:     Larisa Gadd
                   Rodney Woodworth
                   Donald W. Rutherford

     [_] For the Nominees Listed above (except as indicated below) [_] Withhold Authority to Vote for All Nominees

     Instruction:  To withhold authority to vote for any Nominee, write that
     -----------
     Nominee's  name  on  the  line  immediately  below.

     ----------------------------------------------------------------------

PROPOSAL NO. 2 - TO RATIFY THE SELECTION OF MOORE STEPHENS WURTH FRAZER AND TORBET, LLP, AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

     [_] For     [_] Against     [_] Abstain

PROPOSAL NO. 3 - TO APPROVE THE THIRD AMENDMENT TO THE OPERATING AGREEMENT TO PERMIT PERFORMANCE CAPITAL MANAGEMENT, LLC TO REPURCHASE LLC UNITS FROM MEMBERS WHO OWN AN AGGREGATE OF 99 OR FEWER LLC UNITS, UPON SUCH TERMS AND CONDITIONS AS THE BOARD OF DIRECTORS DETERMINES ARE IN THE BEST INTEREST OF THE COMPANY AND ITS MEMBERS.

     [_] For     [_] Against     [_] Abstain


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

NOTE: This Proxy should be marked, dated and signed by each Member exactly as his or her or its name appears on the LLC Unit certificate(s), and returned in the enclosed postage-paid envelope.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Member(s). If you do not sign and return this proxy or attend the meeting and vote by ballot, your LLC Units cannot be voted. If you wish to vote in accordance with the Board of Directors' recommendations, just sign where indicated. You need not mark any boxes.

IF YOU DO NOT MARK A BOX INDICATING HOW YOU WANT TO VOTE ON A PROPOSAL, YOUR LLC UNITS WILL BE VOTED "FOR" THAT PROPOSAL.

When LLC Units are held of record by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as its authorized officer. If a partnership, please sign in partnership name as its authorized person.



               DATED:                    , 2006.
                     --------------------


               -----------------------------------------------------------------
               Print name(s) exactly as shown on LLC Unit Certificate(s)


               ------------------------------     ------------------------------
               Signature (and Title, if any)      Signature (if held jointly)